Exhibit 10.4

APTARGROUP, INC.
RESTRICTED STOCK AWARD AGREEMENT

     AptarGroup, Inc., a Delaware corporation (the “Company”), hereby grants              (the “Employee”) as of              (the “Grant Date”), pursuant to Section 4(d) of the AptarGroup, Inc. 2000 Stock Awards Plan (the “Plan”), a restricted stock award (the “Award”) of        shares of the Company’s Common Stock, $0.01 par value (“Stock”), upon and subject to the restrictions, terms and conditions set forth below. Capitalized terms not defined herein shall have the meanings specified in the Plan.

     1. Award Subject to Acceptance of Agreement. The Award shall be null and void unless the Employee shall accept this Agreement by executing it in the space provided below and returning it to the Company.

     2. Rights as a Stockholder. The Employee shall not be entitled to any privileges of ownership with respect to the shares of Stock subject to the Award unless and until, and only to the extent, such shares become vested pursuant to Paragraph 3 hereof and the Employee becomes a stockholder of record with respect to such shares.

     3. Restriction Period and Vesting. (a) The Award shall vest (i) with respect to           shares of Stock subject to the Award on          , an additional          shares of Stock subject to the Award on          , and the remaining          shares of Stock subject to the Award on          , or (ii) earlier pursuant to Section 3(c) or (e) hereof (the “Restriction Period”).

     (b) If the Employee’s employment by the Company terminates by reason of retirement, the Award shall vest in accordance with Section 3(a)(i) or earlier pursuant to Section 3(e) hereof; provided, however, that if the Employee dies after such Employee’s termination of employment by reason of retirement, the portion of the Award, if any, which is not vested as of the date of death shall become fully vested as of the date of death.

     (c) If the Employee’s employment by the Company terminates by reason of permanent disability or death, the Award shall become fully vested as of the effective date of the Employee’s termination of employment or the date of death, as the case may be. For purposes of this Agreement, “permanent disability” shall mean the inability of the Employee to substantially perform his or her duties for a continuous period of at least six months as determined by the Committee.

     (d) If the Employee’s employment by the Company terminates for any reason other than retirement, permanent disability or death, the portion of the Award, if any, which is not vested as of the effective date of the Employee’s termination of employment shall be forfeited and canceled by the Company.

     (e)(1) Notwithstanding any provision in this Agreement, in the event of a Change in control (as defined in Appendix A) pursuant to paragraph (a)(3) or (a)(4) of Appendix A in connection with which the holders of Stock receive shares of common stock that are registered under Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Award shall become fully vested as of the date of the Change in Control.

     (2) Notwithstanding any provision in this Agreement, in the event of a Change in Control pursuant to paragraph (a)(1) or (a)(2) of Appendix A, or in the event of a Change in Control pursuant to paragraph (a)(3) or (a)(4) of Appendix A in connection with which the holders of Stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, this Agreement shall be surrendered to the Company by the Employee, the Award shall be canceled by the Company, and the Employee shall receive, not later than the tenth calendar day following the occurrence of a Change in Control pursuant to paragraph (a)(1) or (a)(2) of Appendix A or not later than the tenth calendar day following the approval of the stockholders of the Company contemplated by paragraph (a)(3) or (a)(4) of Appendix A, as the case may be, a cash payment from the Company in an amount equal to the number of unvested shares of Stock subject to the Award immediately prior to such cancellation (but after giving effect to any adjustment pursuant to Section 5.3 in respect of any transaction that gives rise to such Change in Control or is the subject of such approval of stockholders), multiplied by (i) in the case of a Change in Control pursuant to paragraph (a)(1) of Appendix A, the greatest of (x) the highest price paid per share by an Acquiring Person within the two-year period immediately preceding the Stock Acquisition Date, (y) the Fair Market Value of a share of stock on the date on which the Acquiring Person became such and (z) the Fair Market Value of a share of Stock on the Stock Acquisition Date, (ii) in the case of a Change in Control pursuant to paragraph (a)(2) of Appendix A, the Fair Market Value of a share of Stock on the date on which such Change in Control occurs, or (iii) in the case of a Change in Control pursuant to paragraph (a)(3) or (a)(4) of Appendix A, the highest price per share of Stock offered to stockholders of the Company in the transaction that is the subject of the approval of stockholders giving rise to the Change in Control. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 and the rules and regulations thereunder.

     4. Termination of Award. In the event that the Employee shall forfeit all or a portion of the shares of Stock subject to the Award, the Employee shall promptly return this Agreement to the Company for cancellation. Such cancellation shall be effective regardless of whether the Employee returns this Agreement.

     5. Additional Terms and Conditions of Award.

     5.1 Nontransferability of Award. During the Restriction Period, the shares of Stock subject to the Award and not then vested may not be transferred by the Employee other than by will, the laws of descent and distribution or pursuant to Section 5(f) of the Plan on a beneficiary designation form approved by the Company. Except as permitted by the foregoing, during the Restriction Period, the shares of Stock subject to the Award and not then vested may not be sold, transferred, assigned, pledged, hypothecated, encumbered or otherwise disposed of (whether by operation of law or otherwise) or be subject to execution, attachment or similar process. Any such attempted sale, transfer, assignment, pledge, hypothecation or encumbrance, or other disposition of such shares shall be null and void.

     5.2. Withholding Taxes. As a condition precedent to the delivery to the Employee of any shares of Stock subject to the Award, the Employee shall, upon request by the Company, pay to the Company (or shall cause a broker-dealer on behalf of the Employee to pay to the Company) such amount of cash as the Company may be required, under all applicable federal, state, local or other laws or regulations, to withhold and pay over as income or other withholding taxes (the “Required Tax Payments”) with respect to the Award. If the Employee shall fail to advance the Required Tax Payments after request by the Company, the Company may, in its discretion, deduct any Required Tax Payments from any amount then or thereafter payable by the Company to the Employee.

     5.3. Adjustment. In the event of any reorganization, recapitalization, reclassification, merger, consolidation, or sale of all or substantially all of the Company’s assets followed by a liquidation, which in any case is effected in such a way that holders of Stock are entitled to receive securities or other assets, including cash, with respect to or in exchange for Stock, or in the event of any stock dividend, stock split, combination of shares or spin-off, the number and class of shares subject to the Award shall be appropriately adjusted by the Committee. The decision of the Committee regarding any such adjustment shall be final, binding and conclusive.

     5.4. Compliance with Applicable Law. The award is subject to the condition that if the listing, registration or qualification of the shares subject to the Award upon any securities exchange or under any law, or the consent or approval of any governmental body, or the taking of any other action is necessary or desirable as a condition of, or in connection with, the vesting or delivery of shares hereunder, the shares of Stock subject to the Award may not be delivered, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained, free of any conditions not acceptable to the Company. The Company agrees to use reasonable efforts to effect or obtain any such listing, registration, qualification, consent or approval.

     5.5. Delivery of Certificates. Subject to Section 5.2, as soon as practicable after the vesting of the Award, in whole or in part, the Company shall deliver or cause to be delivered one or more certificates issued in the Employee’s name (or such other name as is acceptable to the Company and designated in writing by the Employee) representing the number of vested shares. The Company shall pay all original issue or transfer taxes and all fees and expenses incident to such delivery, except as otherwise provided in Section 5.2.

     5.6. Award Confers No Rights to Continued Employment. In no event shall the granting of the Award or its acceptance by the Employee give or be deemed to give the Employee any right to continued employment by the Company or any Affiliate of the Company.

     5.7. Decisions of Board or Committee. The Board of Directors of the Company or the Committee shall have the right to resolve all questions which may arise in connection with the Award. Any interpretation, determination or other action made or taken by the Board of Directors or the Committee regarding the Plan or this Agreement shall be final, binding and conclusive.

     5.8. Company to Reserve Shares. The Company shall at all times prior to the cancellation of the Award reserve and keep available, either in its treasury or out of it authorized but unissued shares of Stock, the full number of unvested shares subject to the Award from time to time.

     5.9. Agreement Subject to the Plan. This Agreement is subject to the provisions of the Plan and shall be interpreted in accordance therewith. The Employee hereby acknowledges receipt of a copy of the Plan.

     6. Miscellaneous Provisions.

     6.1. Meaning of Certain Terms. As used herein, the term “vest” shall mean no longer subject to forfeiture and all rights hereunder shall be deemed to be vested. As used herein, employment by the Company shall include employment by an Affiliate of the Company.

     6.2. Successors. This Agreement shall be binding upon and inure to the benefit of any successor or successors of the Company and any person or persons who shall, upon the death of the Employee, acquire any rights hereunder in accordance with this Agreement or the Plan.

     6.3. Notices. All notices, requests or other communications provided for in this Agreement shall be made in writing by (a) actual delivery to the party entitled thereto, (b) mailing to the last known address of the party entitled thereto, via certified or registered mail, return receipt requested or (c) telecopy with confirmation of receipt. The notice, request or other communication shall be deemed to be received, in the case of actual delivery, on the date of its actual receipt by the party entitled thereto, in the case of mailing, on the tenth calendar day following the date of such mailing, and in the case of telecopy, on the date of confirmation of receipt; provided, however, that if a notice, request or other communication is not received during regular business hours, it shall be deemed to be received on the next succeeding business day of the Company.

     6.4. Governing Law. This Agreement and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Delaware and construed in accordance therewith without giving effect to conflicts of laws principles.

     6.5. Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original and both of which together shall constitute one and the same instrument.

APTARGROUP, INC.

By:	Carl A. Siebel President and Chief Executive Officer

Accepted this ________ day of
___________, 2004

_________________________
Employee

Appendix A to AptarGroup, Inc. Restricted Stock Award Agreement for Employees

For purposes of this Agreement:

        (a) “Change in Control” shall mean:

        (1) the occurrence of a Stock Acquisition Date, as defined in the Company’s Rights Agreement, dated as of April 6, 1993, and as amended from time to time (provided that if a successor rights agreement is adopted, then as defined in such agreement, and if the Company’s Rights Agreement is (i) terminated or expires without a successor agreement thereto, then as defined in the latest terminating or expiring rights agreement at the time of such termination or expiration, or (ii) amended or a successor rights agreement is adopted and, in either such case, does not define Stock Acquisition Date, then as last defined in the Company’s Rights Agreement or successor rights agreement).

        (2) individuals who, as of April 23, 1993, constitute the Board of Directors (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company’s stockholders, was approved by the vote of at least a majority of the directors then comprising the Incumbent Board shall be deemed to have been a member of the Incumbent Board; and provided, further, that no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, or any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to have been a member of the Incumbent Board;

        (3) approval by the stockholders of the Company of a reorganization, merger or consolidation unless, in any such case, immediately after such reorganization, merger or consolidation, (i) more than 60% of the combined voting power of the securities of the corporation then outstanding and entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the outstanding securities of the Company entitled to vote generally in the election of directors of the Company (“Company Voting Securities”) immediately prior to such reorganization, merger or consolidation and in substantially the same proportions relative to each other as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Company Voting Securities, (ii) no person shall be an Acquiring Person, as defined in the Company’s Rights Agreement dated as of April 6, 1993, and as amended from time to time (provided that if a successor rights agreement is adopted, then as defined in such agreement, and if the Company’s Rights Agreement is (i) terminated or expires without a successor agreement thereto, then as defined in the latest terminating or expiring rights agreement at the time of such termination or expiration or (ii) amended or a successor rights agreement is adopted and, in either such case, does not define Acquiring Person, then as last defined in the Company’s Rights Agreement or successor rights agreement), and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation; or

        (4) approval by the stockholders of the Company of (i) a plan of complete liquidation or dissolution of the Company or (ii) the sale or other disposition of all or substantially all of the assets of the Company other than to a corporation with respect to which, immediately after such sale or other disposition, (A) more than 60% of the combined voting power of the securities thereof then outstanding and entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Stock and the outstanding Company Voting Securities immediately prior to such sale or other disposition and in substantially the same proportions relative to each other as their ownership, immediately prior to such sale or other disposition, of the outstanding Stock and the outstanding Company Voting Securities, as the case may be, (B) no person shall be an Acquiring Person, and (C) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition.

        (b) “Fair Market Value” shall mean the closing price of a share of Stock on the New York Stock Exchange Composite Transactions on the date as of which such value is being determined, or, if there shall be no sale on such date, on the next preceding date for which a sale is reported; provided, however, that if Fair Market Value for any date cannot be so determined, Fair Market Value shall be determined by the Committee by whatever means or method as the Committee, in the good faith exercise of its discretion, shall at such time deem appropriate.

Appendix A
to AptarGroup, Inc.
Restricted Stock Award Agreement
For Employees

APTARGROUP, INC.

2000 Stock Awards Plan

BENEFICIARY DESIGNATION FORM

        You may designate a primary beneficiary and a secondary beneficiary. You can name more than one person as a primary or secondary beneficiary. For example, you may wish to name your spouse as primary beneficiary and your children as secondary beneficiaries. Your secondary beneficiary(ies) will receive nothing if any of your primary beneficiaries survive you. All primary beneficiaries will share equally unless you indicate otherwise. The same rule applies for secondary beneficiaries.

Designate Your Beneficiary(ies):

Primary Beneficiary(ies):

Secondary Beneficiary(ies):

I certify that my designation of beneficiary set forth above is my free act and deed.

Name of Employee	Employee’s Signature
(Please Print)

Date